                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Kilroy Realty Corporation's Amendment No. 1 to Registration Statement No. 333-45097 on Form S-3 and Registration Statement No. 333-43227 on Form S-8 of our report on the Three Acquired Properties dated April 23, 1998, appearing in this Current Report on Form 8-K/A of Kilroy Realty Corporation dated January 13, 1998.

                                          Deloitte & Touche LLP

Los Angeles, California
April 28, 1998